UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

STRATUS MEDIA GROUP, INC.

NEVADA	000-24477	86-0776876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East

6th Floor

Los Angeles, California 90067

(Address of principal executive offices)

(310) 526-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement

Effective September 30, 2013, Stratus Media Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Canterbury Acquisition LLC, a wholly owned subsidiary of the Company (“Canterbury Merger Sub”), Hygeia Acquisition, Inc., a wholly owned subsidiary of the Company (“Hygeia Merger Sub”), Canterbury Laboratories, LLC (“Canterbury”), Hygeia Therapeutics, Inc. (“Hygeia”) and Yael Schwartz, Ph.D., as Holder Representative, pursuant to which Stratus will acquire all of the capital stock of Canterbury and Hygeia (the “Mergers”) with Canterbury and Hygeia becoming wholly owned subsidiaries of Stratus. The consideration for the Mergers will be the issuance by Stratus of an aggregate of 115,011,563 restricted shares of Stratus common stock to be issued to the stakeholders of Canterbury and Hygeia. Closing of the Mergers is subject to certain closing conditions, including the completion of audits of the financial statements of Canterbury and Hygeia.

Canterbury and Hygeia (the “Canterbury Group”) are related companies engaged in the development of cosmeceuticals that revitalize hormonally-aged skin and hair in women over the age of 45. The Canterbury Group has an exclusive license with Yale University to develop and market 23 synthetic estrogenic ingredients for the treatment of aging skin and four classes of anti-androgenic ingredients for hair loss, excess facial hair, seborrhea and acne. The license from Yale covers 24 patent protected compounds.

At the closing, Yael Schwartz, Canterbury Group’s current Chief Executive Officer, will become President of the two new Stratus subsidiaries, and Craig Abolin, Ph.D., Canterbury Group’s current Chief Scientific Officer, will become Vice President of Research and Development of the subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 1, 2013, the Company will appoint Sol J. Barer, Ph.D. as Chairman of its Board of Directors and Isaac Blech, as Vice Chairman.

Item 8.01	Other Events

On September 30, 2013, the Company issued a press release with respect to the foregoing. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a) Exhibits

Exhibit No.	Description
10.01	Agreement and Plan of Merger among Stratus Media Group, Inc., Canterbury Acquisition LLC, Hygeia Acquisition, Inc., Canterbury Laboratories, LLC, Hygeia Therapeutics, Inc. and Yael Schwartz, Ph.D., as Holder Representative.
99.1	Press Release issued by the Company on September 30, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2013	STRATUS MEDIA GROUP, INC. By: /s/ Jerold Rubenstein Jerold Rubenstein, Chief Executive Officer

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